EXECUTION VERSION

INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT dated as of April 10, 2018 (this “Agreement”), relating to the CREDIT AGREEMENT dated as of January 31, 2017 (as amended by that certain Incremental Assumption Agreement and Amendment No. 1 dated as of August 17, 2017 and by that certain Incremental Assumption Agreement and Amendment No. 2 dated as of February 28, 2018 (“Amendment No. 2”), and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among TEREX CORPORATION, a Delaware corporation (“Terex”), NEW TEREX HOLDINGS UK LIMITED, with company number 02962659, a limited company organized under the laws of England, TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY UNLIMITED COMPANY, with company number 327184, a company organized under the laws of Ireland, and TEREX AUSTRALIA PTY LTD (ACN 010 671 048), a company organized under the laws of Australia and registered in Queensland, Australia, the Lenders (as defined in Article I of the Credit Agreement), the Issuing Banks (as defined in Article I of the Credit Agreement) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.
A.Pursuant to Section 2.27 of the Credit Agreement, Terex has requested that the persons set forth on Schedule I hereto (the “Incremental Revolving Credit Lenders”) provide Revolving Credit Commitments under the Credit Agreement (the “Incremental Revolving Credit Commitments”) to the Borrowers in an aggregate amount equal to $150,000,000, consisting of U.S. Revolving Credit Commitments in an aggregate amount equal to $75,000,000 and Multicurrency Revolving Credit Commitments in an aggregate amount equal to $75,000,000.
B.    The Incremental Revolving Credit Lenders are willing to provide the Borrowers with the Incremental Revolving Credit Commitments on the terms and subject to the conditions set forth herein and in the Credit Agreement.
C.    Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.     Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be an “Incremental Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Incremental Revolving Credit Commitments. (a) Schedule I hereto sets forth the Incremental Revolving Credit Commitment of each Incremental Revolving Credit Lender as of the Incremental Effective Date (as defined below). The Incremental Revolving Credit Commitments of each Incremental Revolving Credit Lender shall be several and not joint.
(b) The Incremental Revolving Credit Commitments and the Revolving Loans and other extensions of credit made thereunder shall have the terms applicable to the Revolving Credit Commitments and the Revolving Loans of the applicable Class and other extensions of credit made thereunder, respectively. With effect from the Incremental Effective Date, (i) the Incremental Revolving Credit Commitments shall constitute “Revolving Credit Commitments” and “Multicurrency Revolving Credit Commitments” or “U.S. Revolving Credit Commitments”, as applicable, and the loans made thereunder shall constitute “Revolving Loans” and “Multicurrency Revolving Loans” or “U.S. Revolving Loans”, as applicable, and (ii) the Incremental Revolving Credit Lenders shall constitute “Lenders”, in each case for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto hereby represents and warrants to the Administrative Agent and each of the Incremental Revolving Credit Lenders that:
(a) This Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against each of the Loan Parties party hereto in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(b) At the time of and immediately after giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) as of such earlier date.
(c) Each Borrower and each other Loan Party is in compliance in all material respects with all the terms and provisions set forth in each Loan Document on its part to be observed or performed, and at the time of and immediately after giving effect to this Agreement, no Event of Default or Default has occurred and is continuing.

SECTION 4. Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the Incremental Revolving Credit Lenders to provide the Incremental Revolving Credit Commitments are subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Incremental Effective Date”):
(a) the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Loan Parties, (ii) the Administrative Agent and the Collateral Agent and (iii) the Incremental Revolving Credit Lenders;
(b) the representations and warranties set forth in Section 3 shall be true and correct, and the Administrative Agent shall have received a certificate to that effect, dated the Incremental Effective Date and signed by the President, a Vice President or a Financial Officer of Terex;
(c) Terex shall have paid (i) to each Incremental Revolving Credit Lender, an upfront fee in an aggregate amount equal to 0.50% of the aggregate principal amount of the Incremental Revolving Credit Commitment of such Incremental Revolving Credit Lender and (ii) to the Administrative Agent and the Incremental Revolving Credit Lenders, all other amounts due and payable by it on or prior to the Incremental Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by any Loan Party under any Loan Document;
(d) the Administrative Agent shall have received (i) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State (or comparable entity) of the state (or comparable jurisdiction) of its organization (or, if such jurisdiction does not issue such certificates, a comparable document or the results of searches of official registries demonstrating good standing or lack of insolvency proceedings against such Loan Party, as available); (ii) a certificate of the Secretary, Assistant Secretary or Director, as applicable, of such Loan Party dated the Incremental Effective Date and certifying (A) that attached thereto is a true and complete copy of (1) the by-laws (or comparable organizational documents) and (2) the certificate or articles of incorporation (or comparable organizational documents), including all amendments thereto, certified as of a recent date by such Secretary of State (or comparable entity) (or, if no such certification is available, comparable certification or an extract of such documents filed with any official registry, as available), in each case of such Loan Party as in effect on the Incremental Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or, if such by-laws (or comparable documents) or certificate or articles of incorporation (or comparable documents) have not been amended or modified since any delivery thereof to the Administrative Agent on or following the Closing Date, certifying that no such amendment or modification has occurred), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or comparable governing body) of such Loan Party authorizing the execution, delivery and performance of this Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary, Assistant Secretary or Director, as applicable, executing the certificate pursuant to clause (ii) above;
(e) on the Incremental Effective Date, immediately after giving effect to the Incremental Revolving Credit Commitments (and assuming for this purpose only that the same were fully drawn in the form of Revolving Loans on such date, but without netting the cash proceeds thereof for purposes of determining Total Debt on such date), the Senior Secured Leverage Ratio on such date would be less than or equal to 2.75 to 1.00, and the Administrative Agent shall have received a certificate to that effect (containing reasonably detailed calculations thereof) dated as of the Incremental Effective Date and executed by a Financial Officer of Terex;
(f) the Administrative Agent shall have received, on behalf of itself and the Lenders, executed legal opinions of (i) Bryan Cave Leighton Paisner LLP, special New York counsel to the Loan Parties, (ii) the General Counsel of Terex and (iii) local counsel for each of the U.K. Borrower and the European Borrower, in each case (A) dated the Incremental Effective Date, (B) addressed to the Administrative Agent and the Incremental Revolving Credit Lenders and (C) covering such matters as the Administrative Agent shall reasonably request, and Terex hereby requests such counsel to deliver such opinions; and
(g) the Administrative Agent shall have received all documentation and other information reasonably requested by it that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.
The Administrative Agent shall notify Terex and the Incremental Revolving Credit Lenders of the Incremental Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Real Estate Collateral. Terex shall, and shall cause Terex USA, LLC to, deliver to the Collateral Agent as soon as practicable and in any event within 60 calendar days after the Incremental Effective Date (or such later date as shall be acceptable to the Collateral Agent in its sole discretion), (a) an amendment to the Mortgage encumbering the Mortgaged Property which shall provide that such Mortgage remains in full force and effect and continues to secure the Obligations and (b) if available in the applicable jurisdiction, a date down endorsement to the mortgagee’s title policy issued to the Administrative Agent in connection with the Mortgage in respect of the Mortgaged Property, in each case in form and substance satisfactory to the Administrative Agent. The Collateral Agent hereby agrees that the time period specified in Section 6 of Amendment No. 2 shall be extended to correspond with the time period specified in this Section 5.

SECTION 6. Consent and Reaffirmation. Each Borrower and each other Loan Party hereby (a) consents to this Agreement and the transactions contemplated hereby, (b) agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee and Collateral Agreement and each of the other Security Documents to which it is a party continue to be in full force and effect, (c) affirms and confirms its guarantee (in the case of a Guarantor) of the Obligations and the pledge and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure the Obligations, all as provided in the Loan Documents, and (d) acknowledges and agrees that such guarantee, pledge and/or grant continues in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, including the Incremental Revolving Credit Commitments and the extensions of credit thereunder. Without limiting the foregoing, nothing herein contained shall be construed as a novation of any of the Loan Documents or a substitution or novation of the Obligations or instruments guaranteeing or securing the same, which Loan Documents, Obligations and instruments shall remain and continue in full force and effect.
SECTION 7. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.
SECTION 9. Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.
SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 11. Lead Arranger. Terex hereby appoints Credit Suisse Securities (USA) LLC (“CS Securities”) and each other Incremental Revolving Credit Lender to act as joint lead arrangers and joint bookrunners of the Incremental Revolving Credit Commitments, and the Loan Parties agree that the indemnification and other exculpatory provisions of the Credit Agreement that apply for the benefit of the Joint Bookrunners shall apply equally for the benefit of CS Securities and each other Incremental Revolving Credit Lender, in their capacities as joint lead arrangers and joint bookrunners, and their respective Affiliates and their respective directors, officers, employees, agents, trustees, members, partners and advisors.
[Remainder of this page intentionally left blank]

WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TEREX CORPORATION,
by
/s/ Eric I Cohen
Name: Eric I Cohen
Title: Senior Vice President

NEW TEREX HOLDINGS UK LIMITED,
by
/s/ Eric I Cohen
Name: Eric I Cohen
Title: Director

TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY UNLIMITED COMPANY,
by
/s/ Ramon Oliu
Name: Ramon Oliu
Title: Director

TEREX AUSTRALIA PTY LTD (ACN 010 671 048),
by
/s/ John D. Sheehan
Name: John D. Sheehan
Title: Director

by
/s/ Eric I Cohen
Name: Eric I Cohen
Title: Company Secretary

GENIE INDUSTRIES, INC. TEREX SOUTH DAKOTA, INC. TEREX WASHINGTON, INC. TEREX ADVANCE MIXER, INC. TEREX FINANCIAL SERVICES, INC.,
By
/s/ Eric I Cohen
Name: Eric I Cohen
Title: Vice President

TEREX USA, LLC,
By
/s/ Eric I Cohen
Name: Eric I Cohen
Title: Senior Vice President

TEREX UTILITIES, INC.,
By
/s/ Eric I Cohen
Name: Eric I Cohen
Title: President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually as an Incremental Revolving Credit Lender and as Administrative Agent and Collateral Agent,

by
/s/ William O'Daly
Name: William O'Daly
Title: Authorized Signatory

by
/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

BARCLAYS BANK PLC,

by
/s/ Craig Malloy
Name: Craig Malloy
Title: Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

by
/s/ Gordon Yip
Name: Gordon Yip
Title: Director

by
/s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

COMMERZBANK AG, NEW YORK BRANCH,

by
/s/ Anne Culver
Name: Anne Culver
Title: Vice President

by
/s/ Tak Cheng
Name: Tak Cheng
Title: Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,

by
/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

by
/s/ Maria Guinchard
Name: Maria Guinchard
Title: Vice President

MORGAN STANLEY BANK, N.A.,

by
/s/ Michael King
Name: Michael King
Title: Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION,

by
/s/ Patrick D. Mueller
Name: Patrick D. Mueller
Title: Managing Director

HSBC BANK PLC,

by
/s/ Jonathan O'Hara
Name: Jonathan O'Hara
Title: Relationship Director

SCHEDULE I
Incremental Revolving Credit Commitments

Incremental Revolving Credit Lender	Incremental U.S. Revolving Credit Commitment	Incremental Multicurrency Revolving Credit Commitment
Credit Suisse AG, Cayman Islands Branch	$10,714,285.74	$10,714,285.74
Barclays Bank PLC	$10,714,285.71	$10,714,285.71
Credit Agricole Corporate and Investment Bank	$10,714,285.71	$10,714,285.71
Commerzbank AG, New York Branch	$10,714,285.71	$10,714,285.71
Deutsche Bank AG New York Branch	$10,714,285.71	$10,714,285.71
Morgan Stanley Bank, N.A.	$10,714,285.71	$10,714,285.71
HSBC Bank USA, National Association	$10,714,285.71	$0
HSBC Bank plc	$0	$10,714,285.71
TOTAL	$75,000,000.00	$75,000,000.00